Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	356,366.35
Total Transaction Valuation	2,580,494,894.00
Total Offset Amount	0.00
Net Fee	$ 356,366.35